Vanguard Malvern Funds

Supplement to the Statement of Additional Information Dated January 26, 2018

Important Text Changes to Vanguard Core Bond Fund, Vanguard Institutional Short-Term Bond Fund, and Vanguard Institutional Intermediate-Term Bond Fund

Effective immediately, all references in the Statement of Additional Information to Gregory S. Nassour are removed and revised as follows.

Statement of Additional Information Text Changes

In the Investment Advisory Services and Other Services section, the following replaces similar text for Vanguard Core Bond Fund, Vanguard Institutional Short-Term Bond Fund, and Vanguard Institutional Intermediate-Term Bond Fund under the heading “1. Other Accounts Managed” beginning on page B-52:

Samuel C. Martinez co-manages Vanguard Core Bond Fund, Vanguard Institutional Short-Term Bond Fund, and Vanguard Institutional Intermediate-Term Bond Fund; as of March 31, 2018, the Funds collectively held assets of $22.4 billion. As of March 31, 2018, Mr. Martinez co-managed 1 other registered investment company with total assets of $3.8 billion (advisory fees not based on account performance).

Daniel Shaykevich co-manages Vanguard Core Bond Fund, Vanguard Institutional Short-Term Bond Fund, and Vanguard Institutional Intermediate-Term Bond Fund; as of March 31, 2018, the Funds collectively held assets of $22.4 billion. As of March 31, 2018, Mr. Shaykevich co-managed 1 other registered investment company with total assets of $84.1 million (advisory fees not based on account performance).

Within the same section, the following sentence is added under the heading “4. Ownership of Securities” on page B-54:

As of March 31, 2018, Mr. Martinez and Mr. Shaykevich did not own any shares of the Funds they managed.

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SAI 78A 042018